EXHIBIT 10.1
Amendment #1
To
Executive/Severance Agreement

This Amendment #1 to the ________ Agreement (“Agreement”) is entered into as of the date of later signature below, by and between Micron Technology, Inc. (“Company”) and ______ (“Officer”).

WHEREAS, the Agreement was entered into by and between the parties hereto and was effective as of _________________, and

WHEREAS, Officer may be asked to take a reduction in his base salary as a temporary cost savings and demonstration of commitment to the Company and;

WHEREAS, the Company wants to ensure that Officer would be entitled to his pre-reduction salary if his employment terminates before his base salary is restored;

NOW, THEREFORE, the parties agree that the Agreement is hereby amended as follows:

1.	Exhibit 5(a)(i) of the Agreement is hereby amended in its entirety and restated as follows:

(i)     Base salary as of the date of the Officer’s Separation from Service paid bi-weekly on the Company’s normal payroll cycle as if the Officer had worked during the Transition Period, provided, however:

(A)
if the Officer or the Company terminated the Officer’s status as an officer of the Company but not as an employee prior to the date of the Officer’s Separation from Service, then the base salary payable pursuant to this subsection during the Transition Period shall be the greater of (1) the Officer’s base salary in effect immediately prior to the Officer’s loss of officer status or (2) the Officer’s base salary as of the date of the Officer’s Separation from Service; and

(B)
if as of the date of the Separation from Service the Officer’s base salary is subject to a temporary reduction in an effort to save costs, then the base salary payable pursuant to this subsection during the Transition Period shall be the Officer’s base salary immediately prior to such reduction.

2.	In all other respects, the parties hereby ratify and reaffirm all other provisions of the Agreement.

[signature page to Amendment #1 to _______ Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment.

MICRON TECHNOLOGY, INC.	OFFICER
By:	By:
Name:	Name:
Title:	Title:
Date:	Date: